Exhibit 10.1



                            INCENTIVE BONUS AGREEMENT
                            -------------------------


      THIS INCENTIVE  BONUS AGREEMENT (the  "Agreement"),  made this      day of
[      ], 2003  (the   "Effective   Date")  is   entered   into  by   CollaGenex
Pharmaceuticals, Inc., a Delaware corporation (the "Company"), and [           ]
(the "Executive").

      WHEREAS, the Company wishes to provide the Executive with additional incentive during the term of this agreement, in order to fully develop growth opportunities available to the Company; and

      WHEREAS, the Executive desires to remain with the Company and to advance the Company's position in the marketplace;

      NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties agree as follows:

      1. TERM. The term of this Agreement shall be from the Effective Date through the first anniversary thereof (the "Term"). Thereafter (so long as all payments required hereunder, if any, have been made), this Agreement will be of no force or effect.

      2. TITLE; CAPACITY. The Executive shall continue to serve in the position of Senior Vice President, Sales and Marketing or such other position reasonably commensurate therewith during the term hereof and shall devote substantially all of his working time, energy and skill to the business of the Company in order to perform his duties faithfully and diligently.

      3. INCENTIVE BONUS. In addition to any other compensation and benefits the Executive is eligible for as a result of his employment with the Company, the Company agrees to provide the Executive with an incentive bonus (the "Incentive Bonus") on the following terms:


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      (a) The Incentive Bonus shall be equal to twelve months of the Executive's base salary on the Effective Date (a sum of $238,680.00).

      (b) The Incentive Bonus shall be payable if, and only if:

            (i) The Executive remains actively employed with the Company throughout the duration of the Term of this Agreement and continues to be employed on the first anniversary of the Effective Date; or

            (ii) The Company terminates the Executive's employment without "Cause" (as defined in subsection (e)) prior to the first anniversary of the Effective Date.

      (c) No Incentive Bonus (nor any portion thereof) shall be payable if the Employee leaves employment with the Company during the Term for a reason other than a termination by the Company without Cause.

      (d) The Incentive Bonus, if earned, shall be payable in a lump sum on or before the thirtieth (30th) day following the expiration of the Term.

      (e) "Cause", as used herein, shall be determined in good faith by the Board after a finding of one of the following:

            (i) Failure of the Employee to perform his assigned duties for the Company or to follow Company policies and procedures;

            (ii) The Employee's commission of dishonesty, gross negligence or misconduct, in connection with the Employee's responsibilities in his position with the Company;

                                     - 2 -

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            (iii) The Employee's  commission of any act or conduct that subjects the Company to public disrespect or ridicule or injures the reputation of the Company;

            (iv) Breach of the Employee's non-compete obligations, or his duty of confidentiality or duty of loyalty to the Company; or

            (v) The conviction of the Employee of, or the entry of a pleading of guilty or nolo contendere by the Employee to, any crime involving moral turpitude or any felony;

      4. AMENDMENT. This Agreement may be amended or modified only by a written instrument executed by both a properly authorized executive officer or director of the Company and the Executive.

      5. GOVERNING LAW AND JURISDICTION. This Agreement shall be construed, interpreted and enforced in accordance with the laws of the Commonwealth of Pennsylvania. The parties agree that any disputes arising under this Agreement or otherwise related to the employment of the Executive by the Company shall be brought exclusively in the state and federal courts located in the Commonwealth of Pennsylvania and the parties hereby waive the defense of lack of personal

      6.   COUNTERPARTS.   This  Agreement  may  be  executed  in  one  or  more
counterparts, each of which shall be deemed an original and all of which shall constitute one in the same Agreement.

                                     - 3 -

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      IN WITNESS WHEREOF,  the parties hereto have executed this Agreement as of the day and year set forth above.


COLLAGENEX PHARMACEUTICALS, INC.             EXECUTIVE



By:
   --------------------------------          --------------------------
    Name: Brian Gallagher
    Title:  Chief Executive Officer

Dated:                                       Dated:
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